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                                                                    Exhibit 23.1



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the America Service Group Inc. Registration Statements on Form S-8 (Registration Nos. 333-88649, 33-48231, 333-03010, 333-04903, 333-04895, 333-26903, 333-26905), of our report dated
February 11, 2000, which respect to the consolidated financial statements and schedule of America Service Group Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1999.


                                                  Ernst & Young LLP


Nashville, Tennessee
March 28, 2000